                                                                    EXHIBIT 99.1


                                               Investor Contact: RoseMary Luebke
                                                                      Controller
                                                                    952.974.7000
                                                  rosie.luebke@kontronmobile.com

                                                    Media contact: Gary Hornseth
                                                     Public Relations Consultant
                                                                    651.699.0759
                                                 gary.hornseth@kontronmobile.com


        KONTRON MOBILE COMPUTING ANNOUNCES RESULTS FOR THIRD QUARTER 2003

EDEN PRAIRIE, Minn. -- (November 14, 2003) -- Kontron Mobile Computing, Inc. (OTC BB: KMBC), today announced results for the third quarter of 2003.

For the quarter, the company reported operating income of $164,091, compared to an operating loss of $356,789 for third quarter 2002. Net income was $21,266, or $0.00 per share, on revenue of $3.2 million, compared to a net loss of $547,448 or $(0.04) per share, on revenue of $2.4 million during the same period in 2002.

"Quarterly revenues during the period were our highest to date for 2003 and represent a 37 percent increase over third quarter revenues in 2002," said Thomas Sparrvik, CEO. "We enter the fourth quarter -- historically our strongest -- with our newest product, the ReVolution, now in full production. Orders for the ReVolution and our other products remain strong and we expect this to be the case for the balance of this year and into 2004."

ABOUT KONTRON MOBILE COMPUTING, INC.

A Minnesota corporation, Kontron Mobile Computing, Inc., has designed, manufactured and marketed rugged computers for a variety of industries and applications worldwide since 1992. It also provides product customization, integration and support services. The company is headquartered in Eden Prairie, Minn., with sales, service and manufacturing locations worldwide. It is traded on the U.S. Over the Counter Bulletin Board under the ticker symbol KMBC.

Kontron Mobile Computing is the mobile computing affiliate of Kontron AG, Munich, Germany. For more information, visit Kontron Mobile Computing online at www.kontronmobile.com, or phone the company toll-free at 1-888-343-5396.

Forward-looking statements in this news release, if any, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the statements, including the impact of changing economic or business conditions, the impact of competition, the availability of financing, the success of products in the marketplace, other risk factors inherent in the computer industry and other factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission.

                                      # # #

                                                                    EXHIBIT 99.1


                         KONTRON MOBILE COMPUTING, INC.
                                 BALANCE SHEETS


                                                                                                SEPTEMBER 30,  DECEMBER 31,
                                                                                                    2003           2002
                                                                                                    ----           ----
                                                                                                 (UNAUDITED)
                                            ASSETS
CURRENT ASSETS:
Cash and cash equivalents.....................................................................  $ 1,405,270     $2,031,285
Accounts receivable, net of allowance for doubtful accounts of $194,600 and $127,200..........    2,034,794      3,015,258
Accounts receivable, related parties..........................................................      105,681        119,919
Inventories...................................................................................    1,569,981        975,263
Prepaid expenses and other....................................................................      143,511         54,269
                                                                                                -----------     ----------
           Total current assets...............................................................    5,259,237      6,195,994
                                                                                                -----------     ----------
Property and Equipment:
   Computers and equipment....................................................................    1,172,007      1,163,624
   Furniture and fixtures.....................................................................      800,706        800,706
   Leasehold improvements.....................................................................      346,099        346,099
   Less: Accumulated depreciation and amortization............................................   (2,205,740)    (2,129,623)
                                                                                                 ----------     ----------
       Property and equipment, net............................................................      113,072        180,806
Deposits and Other Assets, net................................................................        6,557         39,398
                                                                                                 ----------     ----------
TOTAL ASSETS..................................................................................   $5,378,866     $6,416,198
                                                                                                 ==========     ==========

                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable..............................................................................    $ 299,865      $ 401,845
Accounts payable, related parties.............................................................    1,161,812        412,425
Accrued warranty .............................................................................      243,000        332,169
Accrued compensation and benefits.............................................................      121,594        272,312
Other accrued liabilities.....................................................................      353,108        340,174
Deferred revenue, short-term..................................................................      591,860        797,658
                                                                                                 ----------     ----------
       Total current liabilities..............................................................    2,771,239      2,556,583
                                                                                                 ----------     ----------
LONG TERM LIABILITIES:
Notes payable to Kontron AG...................................................................    6,536,190      7,462,071
Deferred revenue, long-term...................................................................      132,989        266,634
                                                                                                 ----------     ----------
       Total long term liabilities............................................................    6,669,179      7,728,705
                                                                                                 ----------     ----------
Total Liabilities.............................................................................    9,440,418     10,285,288
                                                                                                 ----------     ----------

SHAREHOLDERS' EQUITY (DEFICIT):
Series B Convertible Preferred Stock, $.001 par value, 4,250,000 shares authorized;
   4,250,000 issued and outstanding for both periods .........................................        4,250          4,250
Series C Convertible Preferred Stock, $.001 par value, 500,000 shares authorized;
   500,000 issued and outstanding for both periods............................................          500            500
Common stock, $.001 par value, 30,000,000 shares authorized;
   14,952,926 issued and outstanding for both periods.........................................       14,953         14,953
Additional paid-in capital....................................................................   32,551,972     32,551,972
Accumulated deficit...........................................................................  (36,633,227)   (36,440,765)
                                                                                                 ----------     ----------
           Total shareholders' equity (deficit)...............................................   (4,061,552)    (3,869,090)
                                                                                                 ----------     ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)..........................................   $5,378,866    $ 6,416,198
                                                                                                 ==========    ===========

                                                                    EXHIBIT 99.1


                         KONTRON MOBILE COMPUTING, INC.
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                            FOR THE THREE MONTHS ENDED       FOR THE NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                   SEPTEMBER 30,
                                                            --------------------------       -------------------------
                                                               2003           2002             2003             2002
                                                               -----          -----            -----            ----
Net Sales ................................................ $ 3,223,414     $ 2,357,025       $8,213,796       $7,858,085
Cost of Sales.............................................   2,024,616       1,421,803        4,724,833        4,502,196
                                                           -----------     -----------       ----------       ----------
     Gross profit ........................................   1,198,798         935,222        3,488,963        3,355,889
                                                           -----------     -----------       ----------       ----------

Operating Expenses:
     Sales and marketing..................................     456,565         613,344        1,415,845        1,686,800
     General and administrative...........................     342,300         402,723          973,451          856,690
     Research and development.............................     235,842         275,944          792,335          752,478
                                                           -----------     -----------       ----------       ----------
          Total operating expenses........................   1,034,707       1,292,011        3,181,631        3,295,968
                                                           -----------     -----------       ----------       ----------

          Operating income (loss).........................     164,091        (356,789)         307,332           59,921
Loss on foreign currency .................................     (16,721)        (19,523)         (96,050)        (124,702)
Interest expense, net.....................................    (126,104)       (171,136)        (403,744)        (520,206)
                                                           -----------     -----------       ----------       ----------


Net income (loss) applicable to common shareholders....... $    21,266     $  (547,448)      $ (192,462)      $ (584,987)
                                                           ===========     ===========       ==========       ==========


Basic and Diluted Income (Loss) Per Common Share:
Net income (loss) per common share........................ $        --     $      (.04)      $    (.01)       $     (.04)
                                                           -----------     -----------       ---------        ----------
Basic and diluted weighted average
common shares outstanding.................................  14,952,926      14,952,926       14,952,926       14,952,926
                                                           ===========     ===========       ==========       ==========